Custom Pricing Agreement

J CREW

1 Ivy Cresent

Lynchburg, VA  24502

Attention:      Andrew Boguszewski

This Custom Pricing Agreement ("Agreement") is made the 15 day of
November, 1996 between Federal Express Corporation ("FedEx") and
J CREW ("Company").

1. In this Agreement, "FedEx" refers to Federal Express
   Corporation, its employees and agents. "Company" refers to J
   CREW and any divisions, subsidiaries and affiliates, a majority of whose voting stock (defined as 51%) is directly or indirectly owned by Company.
   "Program" refers to the Custom Pricing Program.

2. The prices and other terms and conditions provided to Company are for Company's exclusive use and benefit. Such prices and terms (or any portion thereof) may not be extended to any other party without FedEx's consent. Under this Agreement, you will receive discounts as shown on rate sheets provided by FedEx which are incorporated herein by reference.

3. Your participation in the Program will supersede all other
   Pricing agreement between FedEx and Company.

4. Each shipment made under this Agreement is subject to the terms and conditions of the FedEx Service Guide in effect at the time of shipment, which terms are incorporated into this agreement by reference. FedEx reserves the right to modify the FedEx Service Guide at anytime without notice. In the event such a modification results in a rate increase, you will receive thirty (30) days prior written notice.

5. Discounts are based upon Company's committed activity level during the period of the Program. In order to remain eligible for continued participation in the Program, Company commits to and shall maintain the Shipping Objectives provided on Attachment A within 90 days of the effective date of this Agreement.

   Company's deviation from the Shipping Objectives listed on Attachment A may result in a rate change. In such event, FedEx may provide Company with rates which more accurately reflect its actual shipping patterns. FedEx will provide thirty (30) days written notice of any such rate change. Audits of Company's activity level may be performed at FedEx's discretion.

   As long as Shipping Objectives are met, the Program will be effective for 12 months, unless earlier terminated as provided herein.

6. All locations and account numbers to be included in the Program shall be designated by Company and FedEx's National Account Master report will verify ALL locations and account numbers. To add a location to the Program, Company shall notify FedEx's Sales Executive in writing at least seven (7) working days in advance. Only the billed account number will receive the applicable discounts and revenue credit.

7. Payment on all accounts is due fifteen (15) days from the invoice date. Company agrees that remaining current on all payables is a condition to the extension of credit and discounts under this Agreement. When you use a freight payment firm, the same payment terms apply.

8. Either party may terminate this Agreement for the other party's noncompliance with the terms of this Agreement.
   Notwithstanding, FedEx and Company agree that either party may terminate this Agreement at anytime upon thirty (30) days written notice to the other.

9. Company agrees to use automated shipping devices provided by FedEx at each U.S. location shipping three (3) or more packages per day OR, one (1) FedEx International Priority package per day. A Federal Express POWERSHIP Placement
   Agreement for the placement of any such shipping device shall be signed prior to placement.

10.The terms of this Agreement shall be held in strict confidence and the contents of this Agreement may not be disclosed to anyone other than those Company employees who have a need to know, provided, however, that nothing herein shall restrict you from disclosing any portion of such information on a restricted basis pursuant to a judicial or other lawful governmental order, but only to the extent of such order and only after you provide us with immediate notice of such order so that we may contest the order or obtain a protective order, if we deem necessary.

11.For all shipments made under the Program, Company waives any right to receive adjustments, refunds or credits under the Money Back Guarantee Policy as defined in the FedEx Service
   Guide in effect at the time of shipment.

12.Company agrees to ship all packages with Signature Release
   Authorization.

13.The Services provided by FedEx in accordance with this Agreement are designed to meet the distinct needs of Company.

      Return of this Agreement with Company's signature will constitute Company's endorsement of FedEx as its primary carrier.

      J CREW                         FEDERAL EXPRESS CORPORATION

      By: ________________________   By: __________________________

      Title: _____________________   Title: _______________________

      Date: ______________________   Date: ________________________

This offer will expire if not accepted by Company within thirty
(30) days of the date of this offer. This Agreement shall become effective when executed by FedEx and Company.

                           ATTACHMENT A

The term "Average Daily Net Revenue" and "Average Revenue Per Package" shall be collectively referred to as the "Shipping Objectives". Pursuant to the terms of the Agreement between Company and FedEx, Company agrees to maintain the Shipping Objectives which are defined and listed below.

 1) "Average Daily Net Revenue" refers to the total revenue since the effective date of the Agreement ("Effective Date") divided by the total number of business days since the Effective Date [FedEx has twenty-two (22) business days per month].

 2)   "Average Revenue Per Package" ("Yield") refers to Average
      Daily Net Revenue divided by the average number of packages shipped per business days since the Effective Date.

 1)   $15,000___ Average Daily Net Revenue

 2)   $11.11____ Average Revenue Per Package

                AMENDMENT TO CUSTOM PRICING PROGRAM

This Amendment ("Amendment"), effective the 16th day of December,
1996 is entered into by J CREW ("Company") and Federal Express
Corporation ("Federal") (the "Parties") and modifies the Custom
Pricing Agreement ("Agreement") between the Parties dated
November 15, 1996.

                             RECITALS

FOR AND IN CONSIDERATION of the mutual covenants contained in the Amendment, the Parties agree as follows:

      1. The term of the Agreement shall be extended to expire on January 31, 1999.

      2. A 5% rate increase will be implemented on January 1, 1998.

      3.   Saturday Delivery Charge shall be $5.00.

      4.   DIM factor shall be 250.

      5. Notwithstanding any other provision of this Amendment, this Program may be terminated at any time by either party on thirty (30) days' written notice to the other.

      6. Except as otherwise provided in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect, and are hereby ratified and confirmed.

      7. The services provided by Federal pursuant to this Amendment are designed to meet the distinct needs of J
           CREW.



J CREW                              FEDERAL EXPRESS CORPORATION

BY: ______________________          BY: __________________________

TITLE: ___________________          TITLE: _______________________

DATE: ____________________          DATE: ________________________
           ("Company")              ("Federal")

                    FEDERAL EXPRESS CORPORATION
                        U.S. DOMESTIC RATES
               PER-PACKAGE RATES EFFECTIVE 11/18/96
                      (excluding Puerto Rico)

17-1675-4
J. CREW GROUP INC
1 IVY CRESCENT
LYNCHBURG VA  24502

INDEX LETTER RATES                     FEDEX PAK RATES
Priority Overnight   $    6.00         1 LB  $    7.00
Standard Overnight   $    5.50         2 LB  $    7.50


      PRIORITY   STANDARD   ECONOMY          PRIORITY   STANDARD   ECONOMY
LBS.  OVER-      OVER-      TWO-DAYS   LBS.  OVER-      OVER-      TWO-DAY
      NIGHT      NIGHT                       NIGHT      NIGHT

 1    $  7.00    $  6.75    $  5.00    39    $ 44.27    $ 40.65    $ 38.00
 2       7.50       7.25       5.00    40      45.10      41.55      38.00
 3       9.50       9.25       5.25    41      45.92      42.45      39.60
 4      11.50      10.50       5.75    42      46.75      43.35      40.40
 5      13.50      12.00       6.50    43      47.57      44.25      41.20
 6      14.85      13.05       7.50    44      48.40      45.15      42.00
 7      15.95      14.10       8.60    45      49.22      46.05      42.80
 8      17.05      15.15       9.60    46      50.05      46.95      43.60
 9      18.15      16.20      10.60    47      50.87      47.85      44.40
10      19.25      17.25      11.60    48      51.70      48.75      45.20
11      19.94      18.00      12.40    49      52.52      49.65      46.00
12      20.62      18.75      13.40    50      53.35      50.55      46.80
13      21.31      19.35      14.40    51      54.17      51.45      47.60
14      22.00      19.95      15.40    52      55.00      52.35      48.40
15      22.69      20.55      16.20    53      55.82      53.25      49.20
16      23.37      21.15      17.20    54      56.65      54.15      50.00
17      24.06      21.75      18.20    55      57.47      55.05      50.60
18      24.75      22.35      19.00    56      58.30      55.95      51.20
19      25.44      22.95      20.00    57      59.12      56.85      51.80
20      26.12      23.55      21.00    58      60.22      57.75      52.40
21      27.22      24.45      21.80    59      61.32      58.65      53.00
22      28.32      25.35      22.80    60      62.42      59.55      53.60
23      29.42      26.25      23.80    61      63.52      60.45      54.20
24      30.52      27.15      24.60    62      64.62      61.35      54.80
25      31.62      28.05      25.40    63      65.72      62.25      55.40
26      32.72      28.95      26.20    64      66.82      63.15      56.00
27      33.82      29.85      27.00    65      67.92      64.05      56.60
28      34.92      30.75      27.80    66      69.02      64.95      57.20
29      36.02      31.65      28.60    67      70.12      65.85      57.80
30      36.85      32.55      29.60    68      71.22      66.75      58.40
31      37.67      33.45      30.60    69      72.32      67.65      59.00

      PRIORITY   STANDARD   ECONOMY          PRIORITY   STANDARD   ECONOMY
LBS.  OVER-      OVER-      TWO-DAYS   LBS.  OVER-      OVER-      TWO-DAY
      NIGHT      NIGHT                       NIGHT      NIGHT

32      38.50      34.35      31.60    70      73.42      68.55      59.60
33      39.32      35.25      32.60    71      74.52      69.45      60.20
34      40.15      36.15      33.60    72      75.62      70.35      61.00
35      40.97      37.05      34.60    73      76.72      71.25      61.80
36      41.80      37.95      35.60    74      77.82      72.15      62.60
37      42.62      38.85      36.40    75      78.92      73.05      63.40
38      43.45      39.75      37.20    76      80.02      73.95      64.20

                    FEDERAL EXPRESS CORPORATION
                        U.S. DOMESTIC RATES
               PER-PACKAGE RATES EFFECTIVE 11/18/96
                      (excluding Puerto Rico)

17-1675-4
CREW GROUP INC

      PRIORITY   STANDARD   ECONOMY          PRIORITY    STANDARD    ECONOMY
LBS.  OVERNIGHT  OVERNIGHT  TWO-DAYS   LBS.  OVERNIGHT   OVERNIGHT   TWO-DAY
77    $ 81.12    $ 74.85    $ 65.00    114   $108.30     $102.60     $ 96.28
78      82.22      75.75      65.80    115    109.25      103.50       97.20
79      83.32      76.65      66.60    116    110.20      104.40       98.12
80      84.42      77.55      67.40    117    111.15      105.30       99.04
81      85.52      78.45      68.20    118    112.10      106.20       99.96
82      86.62      79.35      69.00    119    113.05      107.10      100.88
83      87.72      80.25      69.80    120    114.00      108.00      101.80
84      88.82      81.15      70.60    121    114.95      108.90      102.72
85      89.92      82.05      71.40    122    115.90      109.80      103.64
86      91.02      82.95      72.20    123    116.85      110.70      104.56
87      92.12      83.85      73.00    124    117.80      111.60      105.48
88      93.22      84.75      73.80    125    118.75      112.50      106.40
89      94.32      85.65      74.60    126    119.70      113.40      107.32
90      95.00      86.55      75.40    127    120.65      114.30      108.24
91      95.00      87.45      76.20    128    121.60      115.20      109.16
92      95.00      88.35      77.00    129    122.55      116.10      110.08
93      95.00      89.25      77.80    130    123.50      117.00      111.00
94      95.00      90.00      78.60    131    124.45      117.90      111.92
95      95.00      90.00      79.40    132    125.40      118.80      112.84
96      95.00      90.00      80.2     133    126.35      119.70      113.76
97      95.00      90.00      81.00    134    127.30      120.60      114.68
98      95.00      90.00      81.80    135    128.25      121.50      115.60
99      95.00      90.00      82.60    136    129.20      122.40      116.52
100     95.00      90.00      83.40    137    130.15      123.30      117.44
101     95.95      90.90      84.32    138    131.10      124.20      118.36
102     96.90      91.80      85.24    139    132.05      125.10      119.28
103     97.85      92.70      86.16    140    133.00      126.00      120.20
104     98.80      93.60      87.08    141    133.95      126.90      121.12
105     99.75      94.50      88.00    142    134.90      127.80      122.04
106    100.70      95.40      88.92    143    135.85      128.70      122.96
107    101.65      96.30      89.84    144    136.80      129.60      123.88
108    102.60      97.20      90.76    145    137.75      130.50      124.80
109    103.55      98.10      91.68    146    138.70      131.40      125.72
110    104.50      99.00      92.60    147    139.65      132.30      126.64
111    105.45      99.90      93.52    148    140.60      133.20      127.56
112    106.40     100.80      94.44    149    141.55      134.10      128.48
113    107.35     101.70      95.36    150    142.50      135.00      129.40

                   `FEDERAL EXPRESS CORPORATION
                        U.S. DOMESTIC RATES
               PER-PACKAGE RATES EFFECTIVE 11/18/96
                      (excluding Puerto Rico)

1817-1675-4
J CREW GROUP INC

                        SPECIAL HANDLING FEES
                   ADDITIONAL PER-PACKAGE CHARGE*

COLLECT ON DELIVERY (C.O.D.)...........       $ 5.00 PER PACKAGE
SATURDAY PICK-UP SERVICE...............       $10.00
SATURDAY DELIVERY SERVICE..............       $10.00
DECLARED VALUE - FOR SHIPMENTS EXCEEDING
  $100.00 IN VALUE+ ($50,000 MAXIMUM PER
  PACKAGE).............................       $  .50 PER $100.00
  $2.50 MINIMUM CHARGE UP TO $500
DANGEROUS GOODS SERVICE................       $10.00
ACCESSIBLE DANGEROUS GOODS SERVICE.....       $35.00
INTL. DANGEROUS GOODS..................       $40.00
ADDRESS CORRECTION.....................       $10.00
PAYOR REBILL...........................       $10.00
NON-ACCOUNT............................       $10.00
INVALID ACCOUNT........................       $10.00
FEDEX INTL. MAIL SERVICE...............       $  .25 PER ITEM


                             THE GREATER OF PER SHPMNT/PER LB APPLIES
                             ALASKA    HAWAII    ALASKA        HAWAII
                             (PER SHIPMENT)      (PER LB.)      (PER LB.)
                                                 METRO RURAL   METRO RURAL
PRIORITY OVERNIGHT/
STANDARD OVERNIGHT SERVICE-
FEDEX LETTER ............... 5.00      5.00
PRIORITY OVERNIGHT SERVICE
FEDEX PAK (1 AND 2 LBS.) ... 5.00      5.00
FEDEX PAK (3 + LBS.),
FEDEX BOX AND FEDEX TUBE ... 10.00     10.00     .50     .75     .50    .75
PRIORITY OVERNIGHT SERVICE . 10.00     10.00     .50     .75     .50    .75
ECONOMY TWO-DAY SERVICE .... 10.00     10.00     .50     .75     .50    .75

*     WHEN HUNDREDWEIGHT RATES APPLY, THE SPECIAL HANDLING FEES
      ABOVE WILL BE ASSESSED ONE TIME PER SHIPMENT.
+     MAXIMUM DECLARED VALUE FOR ANY FEDEX LETTER OR FEDEX PAK IN
      A SHIPMENT IS $500.00

                    FEDERAL EXPRESS CORPORATION
                        U.S. DOMESTIC RATES
               PER-PACKAGE RATES EFFECTIVE 11/18/96
                      (excluding Puerto Rico)

17-1675-4
J. CREW GROUP INC

                      FREIGHT SPECIAL HANDLING FEES

RESIDENTIAL PICKUP SERVICE.....       $  33.50 PER SHIPMENT
RESIDENTIAL DELIVERY SERVICE...       $  33.50 PER SHIPMENT
H3 PICKUP SERVICE..............       $  50.00 PER SHIPMENT
H3 DELIVERY SERVICE............       $  50.00 PER SHIPMENT
EXTRA LABOR CHARGE SERVICE.....       $  49.00 PER HOUR (OR ANY FRACTION
                                              THEREOF/1 HR MIN)


                    THE GREATER OF THESE APPLIES

                                  (MINIMUM )          (PER LB)
INSIDER PICKUP SERVICE..........    52.00              .0412
INSIDE DELIVERY SERVICE.........    52.00              .0412
DELIVERY REATTEMPT CHARGE.......    25.00              .0333

                    FEDERAL EXPRESS CORPORATION
                        U.S. DOMESTIC RATES
               PER-PACKAGE RATES EFFECTIVE 11/18/96
                      (excluding Puerto Rico)

1817-1675-4
J. CREW GROUP INC

            DISCOUNTS **

REVENUE BAND ---> 14954      ---DOLLAR---    --PERCENT--
   RATE SCALE     P/A        DISC   REBATE   DISC   REBATE
FEDEX LTR          1     A   9.50
FEDEX Pak          307   A  11.50
Prty Ovnt          307   A  11.50            45.00
Stnd Ovnt          380   A   8.00            40.00
SOS LTR              1   A   8.00
Economy            434   A   2.00
Ovnt Frgt          184   A  11.50            45.00
2Day Frgt          285   A  2.00




REVENUE BAND ---> 14954     -HW/FREIGHT-      ADDITIONAL
   RATE SCALE     P/A       DISC  REBATE    DISC  REB   MIN
FEDEX LTR          1     A
FEDEX Pak          307   A                              7.00
Prty Ovnt          307   A  50.00                       7.00
Stnd Ovnt          380   A                              6.00
SOS LTR              1   A
Economy            434   A  20.00                       5.00
Ovnt Frgt          184   A
2Day Frgt          285   A



11/18/96 14:47:04    0000072778     MARIA RIVERA

YOU ARE RESPONSIBLE FOR VERIFYING THAT THIS RATE SHEET IS
RATIONAL AND THAT THE RATES ARE BILLABLE BEFORE GIVING TO A
CUSTOMER.

                    FEDERAL EXPRESS CORPORATION
                        U.S. DOMESTIC RATES
               PER-PACKAGE RATES EFFECTIVE 12/03/96
                      (excluding Puerto Rico)

1808-7918-8
J. CREW/C & W STORES
1 CLIFFORD WAY
ASHEVILLE  NC  28810

FEDEX LETTER RATES                    FEDEX PAK RATES

Priority Overnight        $  8.00     1 LB               $10.75
Standard Overnight        $  7.75     2 LB               $12.50


     PRIORITY   STANDARD   ECONOMY          PRIORITY   STANDARD   ECONOMY
LBS. OVERNIGHT  OVERNIGHT  TWO-DAY    LBS.  OVERNIGHT  OVERNIGHT  TWO-DAY
 1   $10.75     $10.50      $5.95      39   $47.85     $47.60     $29.40
 2    12.50      11.60       6.00      40    52.75      49.00      30.00
 3    14.00      12.50       6.25      41    53.50      49.90      30.60
 4    15.20      13.40       7.00      42    54.25      50.80      31.20
 5    16.60      14.45       8.00      43    55.00      51.70      31.80
 6    18.20      15.65       9.00      44    55.80      52.60      32.40
 7    19.80      16.85      10.00      45    56.55      53.50      33.00
 8    21.20      17.90      11.00      46    57.30      54.40      33.60
 9    22.80      19.10      12.00      47    58.05      55.30      34.35
10    24.20      20.15      12.75      48    58.85      56.20      35.10
11    24.70      20.90      12.95      49    59.60      56.90      35.85
12    25.70      21.65      13.00      50    60.35      57.60      36.60
13    26.65      22.40      13.10      51    61.30      58.50      37.35
14    27.45      23.00      13.15      52    62.20      59.40      37.95
15    28.20      23.60      13.20      53    63.10      60.30      38.55
16    29.00      25.80      14.10      54    64.00      61.20      39.15
17    29.80      28.30      14.85      55    64.95      62.10      39.60
18    30.60      29.00      15.45      56    65.85      63.00      40.05
19    31.35      29.70      16.35      57    66.75      63.90      40.50
20    32.15      30.40      17.10      58    67.70      64.80      40.95
21    32.95      31.10      17.70      59    68.60      65.70      41.40
22    33.70      31.80      18.30      60    69.50      66.80      41.85
23    34.50      32.50      18.90      61    70.70      67.90      42.30
24    35.30      33.20      19.50      62    71.90      69.00      42.75
25    36.25      34.10      20.10      63    73.10      70.10      43.20
26    37.25      34.95      20.70      64    74.30      71.20      43.65
27    38.20      35.85      21.30      65    75.50      72.30      44.10
28    39.20      36.70      21.90      66    76.70      73.40      44.55
29    40.20      37.60      22.50      67    77.90      74.50      45.00
30    41.30      38.45      23.10      68    79.10      75.60      45.45
31    42.05      39.50      23.85      69    80.30      76.70      45.90

32    42.75      40.35      24.60      70    81.50      78.00      46.35
33    43.50      41.25      25.35      71    82.70      80.50      46.80
34    44.20      43.30      26.10      72    83.90      81.65      47.70
35    44.95      44.20      26.85      73    85.10      82.80      48.30
36    45.65      45.10      27.45      74    86.30      83.95      49.75
37    46.40      46.00      28.20      75    87.50      85.10      49.20
38    47.10      46.85      28.80      76    88.70      86.25      49.80

                    FEDERAL EXPRESS CORPORATION
                        U.S. DOMESTIC RATES
               PER-PACKAGE RATES EFFECTIVE 12/03/96
                      (excluding Puerto Rico)

1808-7918-8
J. CREW/C & W STORES

     PRIORITY   STANDARD   ECONOMY          PRIORITY   STANDARD   ECONOMY
LBS. OVERNIGHT  OVERNIGHT  TWO-DAY    LBS.  OVERNIGHT  OVERNIGHT  TWO-DAY
 77  $89.90     $87.40     $50.40     114   $133.38    $126.54    $74.10
 78   91.10      88.55      51.00     115    134.55     127.65     74.75
 79   92.30      89.70      51.60     116    135.72     128.76     75.40
 80   93.50      90.95      52.20     117    136.89     129.87     76.05
 81   94.70      91.85      52.80     118    138.06     130.98     76.70
 82   95.90      93.30      53.40     119    139.23     132.09     77.35
 83   97.10      94.45      54.15     120    140.40     133.20     78.00
 84   98.30      95.50      54.75     121    141.57     134.31     78.65
 85   99.50      96.80      55.35     122    142.74     135.42     79.30
 86  100.70      97.90      55.95     123    143.91     136.53     79.95
 87  101.90      99.15      56.55     124    145.08     137.64     80.60
 88  103.10     100.10      57.15     125    146.25     138.75     81.25
 89  104.30     101.55      57.75     126    147.42     139.86     81.90
 90  105.50     102.25      58.35     127    148.59     140.97     82.55
 91  106.70     103.75      58.95     128    149.76     142.08     83.20
 92  107.90     104.45      59.55     129    150.93     143.19     83.85
 93  109.10     105.90      60.15     130    152.10     144.30     84.50
 94  110.30     106.45      60.75     131    153.27     145.41     85.15
 95  111.50     107.20      61.35     132    154.44     146.52     85.80
 96  112.70     107.95      61.95     133    155.61     147.63     86.45
 97  113.90     108.65      62.55     134    156.78     148.74     87.10
 98  115.10     109.40      63.30     135    157.95     149.85     87.75
 99  116.30     110.10      63.90     136    159.12     150.96     88.40
100  117.00     111.00      65.00     137    160.29     152.07     89.05
101  118.17     112.11      65.65     138    161.46     153.18     89.70
102  119.34     113.22      66.30     139    162.63     154.29     90.35
103  120.51     114.33      66.95     140    163.80     155.40     91.00
104  121.68     115.44      67.60     141    164.97     156.51     91.65
105  122.85     116.55      68.25     142    166.14     157.62     92.30
106  124.02     117.66      68.90     143    167.31     158.73     92.95
107  125.19     118.77      69.55     144    168.48     159.84     93.60
108  126.36     119.88      70.20     145    169.65     160.95     94.25
109  127.53     120.99      70.85     146    170.82     162.06     94.90
110  128.70     122.10      71.50     147    171.99     163.17     95.55
111  129.87     123.21      72.15     148    173.16     164.28     96.20
112  131.04     124.32      72.80     149    174.33     165.39     96.85
113  132.21     125.43      73.45     150    175.50     166.50     97.50

-------------------HUNDREDWEIGHT/FREIGHT PER POUND RATES*----------------

                 PRIORITY    STANDARD     ECONOMY    OVERNIGHT    TWO-DAY
                 OVERNIGHT   OVERNIGHT    TWO-DAY    FREIGHT      FREIGHT
100 - 150 LBS      $1.17       $1.11       $.65       $1.17        $ .65
151 - 299 LBS       1.17        1.11        .65        1.35         1.10
300 - 499 LBS       1.17        1.11        .65        1.35         1.10
500 - 999 LBS       1.13        1.07        .64        1.35         1.10
    - 1000+ LBS     1.10        1.03        .63        1.35         1.10

           *  SUBJECT TO 5LB MIN WHEN CUT PRICING APPLIES

                    FEDERAL EXPRESS CORPORATION
                        U.S. DOMESTIC RATES
               PER-PACKAGE RATES EFFECTIVE 12/03/96
                      (excluding Puerto Rico)
1808-7918-8
J. CREW/C & W STORES


                        SPECIAL HANDLING FEES
                   ADDITIONAL PER-PACKAGE CHARGE*

COLLECT ON DELIVERY (C.O.D.)...........       $ 5.00 PER PACKAGE
SATURDAY PICK-UP SERVICE...............       $10.00
SATURDAY DELIVERY SERVICE..............       $10.00
DECLARED VALUE - FOR SHIPMENTS EXCEEDING
  $100,00 IN VALUE+ ($50,000 MAXIMUM PER
  PACKAGE).............................       $  .50 PER $100.00
  ($2.50 MINIMUM CHARGE UP TO $500
DANGEROUS GOODS SERVICE................       $10.00
ACCESSIBLE DANGEROUS GOODS SERVICE.....       $35.00
INTL. DANGEROUS GOODS..................       $40.00
ADDRESS CORRECTION.....................       $10.00
PAYOR REBILL...........................       $10.00
NON-ACCOUNT............................       $10.00
INVALID ACCOUNT........................       $10.00
FEDEX INTL. MAIL SERVICE...............       $  .25 PER ITEM


                                 THE GREATER OF PER SHPMNT/PER LB APPLIES
                                ALASKA    HAWAII   ALASKA        HAWAII
                                (PER SHIPMENT)     (PER LB.)      (PER LB.)
                                                   METRO RURAL   METRO RURAL
PRIORITY OVERNIGHT/
STANDARD OVERNIGHT SERVICE-
FEDEX LETTER...............     5.00      5.00
PRIORITY OVERNIGHT SERVICE
FEDEX PAK (1 AND 2 LBS.)...     5.00      5.00
FEDEX PAK (3 + LBS.),
FEDEX BOX AND FEDEX TUBE...     10.00     10.00    .50    .75      .50   .75
PRIORITY OVERNIGHT SERVICE.     10.00     10.00    .50    .75      .50   .75
ECONOMY TWO-DAY SERVICE....     10.00     10.00    .50    .75      .50   .75

*     WHEN HUNDREDWEIGHT RATES APPLY, THE SPECIAL HANDLING FEES
      ABOVE WILL BE ASSESSED ONE TIME PER SHIPMENT.
*     MAXIMUM DECLARED VALUE FOR ANY FEDEX LETTER OR FEDEX PAK IN
      A SHIPMENT IS $500.00

                    FEDERAL EXPRESS CORPORATION
                        U.S. DOMESTIC RATES
               PER-PACKAGE RATES EFFECTIVE 12/03/96
                      (excluding Puerto Rico)

108-7918-8
CREW/C & W STORES

                      FREIGHT SPECIAL HANDLING FEES

RESIDENTIAL PICKUP SERVICE.....       $  33.50 PER SHIPMENT
RESIDENTIAL DELIVERY SERVICE...       $  33.50 PER SHIPMENT
H3 PICKUP SERVICE..............       $  50.00 PER SHIPMENT
H3 DELIVERY SERVICE............       $  50.00 PER SHIPMENT
EXTRA LABOR CHARGE SERVICE.....       $  49.00 PER HOUR (OR ANY FRACTION
                                              THEREOF/1 HR MIN)


                    THE GREATER OF THESE APPLIES

                                  (MINIMUM )          (PER LB)
INSIDE PICKUP SERVICE...........    52.00              .0412
INSIDE DELIVERY SERVICE.........    52.00              .0412
DELIVERY REATTEMPT CHARGE.......    25.00              .0333